UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2014

WESTELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 898-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2014, Westell, Inc. ("Westell"), a wholly-owned subsidiary of Westell Technologies, Inc., a Delaware corporation, acquired all of the outstanding capital stock of Cellular Specialties, Inc., a New Hampshire corporation ("CSI"), pursuant to the terms of a stock purchase agreement, dated as of March 1, 2014 (the "Stock Purchase Agreement"), by and among Westell, CSI, the shareholders of CSI, Scott T. Goodrich and R. Bruce Wilson, in their capacity as the sellers’ representative and each of Scott T. Goodrich, Fred N.S. Goodrich, Kelley Carr, and R. Bruce Wilson.
The aggregate purchase price was $39.0 million, which amount is subject to a working capital adjustment and escrow provisions. The purchase price was funded using available cash.

The Stock Purchase Agreement contains representations and warranties customary for a transaction of this type.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. A copy of the press release issued on March 3, 2014 in connection with the transaction is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01. The financial statements required pursuant to Item 9.01 are not filed with this report, but will be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
2.1
Stock Purchase Agreement, dated as of March 1, 2014, by and among Westell, Inc., Cellular Specialties, Inc., the shareholders of Cellular Specialties, Inc., Scott T. Goodrich and R. Bruce Wilson, in their capacity as the sellers’ representative and each of Scott T. Goodrich, Fred N.S. Goodrich, Kelley Carr, and R. Bruce Wilson.

99.1	Press Release, dated March 3, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date:	March 3, 2014	By:	/s/ Thomas P. Minichiello
Thomas P. Minichiello
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description
2.1
Stock Purchase Agreement, dated as of March 1, 2014, by and among Westell, Inc., Cellular Specialties, Inc., the shareholders of Cellular Specialties, Inc., Scott T. Goodrich and R. Bruce Wilson, in their capacity as the sellers’ representative and each of Scott T. Goodrich, Fred N.S. Goodrich, Kelley Carr, and R. Bruce Wilson.

99.1	Press Release, dated March 3, 2014